UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 5, 2011

SVB Financial Group

(Exact name of registrant as specified in its charter)

Delaware	000-15637	91-1962278
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3003 Tasman Drive, Santa Clara, CA 95054-1191

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (408) 654-7400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.142-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure.

On April 28, 2011, SVB Financial Group (the “Company”) announced that Mike Descheneaux, Chief Financial Officer, and Dave Jones, Chief Credit Officer, will participate in a discussion regarding the Company at the RBC Capital Markets 2011 Financial Institutions Conference on Thursday, May 5, 2011 at 11:00 a.m. (Eastern Time). A live webcast of the discussion, as well as a replay of the webcast, will be made publicly available.

Members of management may conduct one-on-one meetings about the Company with investors, analysts or other third parties in connection with the conference or otherwise. A copy of the presentation slides that will be used for such meetings is attached hereto as Exhibit 99.1 and is incorporated herein by reference. All other contents of the webcast are not incorporated herein by reference or otherwise. The information contained in this report and in the exhibits hereto is intended to be “furnished” and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Management presentation slides for RBC Capital Markets 2011 Financial Institutions Conference

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 4, 2011	SVB FINANCIAL GROUP

	By:	/s/ MICHAEL DESCHENEAUX
	Name:	Michael Descheneaux
	Title:	Chief Financial Officer